FILED UNDER RULE 497(b)
FILE NO. 333-218948

Combined Proxy Statement and Prospectus

August 4, 2017

Important Voting Information Inside

Nomura High Yield Fund

IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read the enclosed Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) in its entirety, here is a brief overview of the proposal you will be asked to vote on. This overview contains limited information, should be read in conjunction with, and is qualified in its entirety by reference to the more detailed information contained elsewhere in the Proxy Statement and Prospectus.
Questions & Answers

Q.	Why am I receiving this Proxy Statement and Prospectus?

A.
You are receiving this Proxy Statement and Prospectus because the fund you own, the Nomura High Yield Fund (“Nomura Fund”), a series of The Advisors’ Inner Circle Fund III (the “Existing Trust”), will be having a Special Meeting of Shareholders (“Special Meeting”) on September 15, 2017.

Q.	What will I be asked to vote on at the Special Meeting?

A.
You will be asked to approve an agreement and plan of reorganization (the “Plan”) providing for the reorganization (the “Reorganization”) of the Nomura Fund into the High Income Fund, a new series of American Century Investment Trust (the “American Century Fund,” and, together with the “Nomura Fund,” the “Funds”).

Q.
Has the Board of Trustees of the Existing Trust (the “Existing Trust Board”), including the Trustees who are not “interested persons,” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”) of the Existing Trust approved the Reorganization? How do the Trustees recommend that I vote?

A.
Yes, the Existing Trust Board has determined that the Reorganization is in the best interests of the Nomura Fund and its shareholders and approved the Reorganization and the Plan. The Existing Trust Board, including all of its Independent Trustees, unanimously recommends you vote FOR the proposal in this Proxy Statement and Prospectus to approve the Plan (the “Proposal”). For a discussion of the factors the Existing Trust Board considered in approving the Reorganization, see “Reasons for the Reorganization” under the heading “Information About the Reorganization.”

Q.	What will happen to my existing shares?

A.
In exchange for your Class I shares of the Nomura Fund, you will receive Y Class shares of the American Century Fund. The unified management fee for the Y Class shares of the American Century Fund aligns with the net total expenses currently paid by shareholders of the Class I shares of the Nomura Fund. See “What will the effect of the Reorganization be on the fees that I pay?” for more information.

Q.	How do the investment objectives and principal investment strategies of the Nomura Fund compare with those of the American Century Fund?

A.
The investment objectives of the Funds are the same. However, the investment objective of the Nomura Fund is fundamental and may not be changed by the Existing Trust Board without the approval of the Nomura Fund’s shareholders, while the investment objective of the American Century Fund is nonfundamental and may be changed by the Board of Trustees of the American Century Fund without shareholder approval upon 60 days’ notice to shareholders of the American Century Fund. The principal investment strategies of the Funds are substantially the same, although the way they are described in their respective prospectuses may differ slightly. A comparison of the principal investment strategies is provided in this Proxy Statement and Prospectus under the heading “Comparison of Investment Objectives, Policies and Risks.”

Q.	Will portfolio management change?

A.
The investment advisor will change from Nomura Asset Management U.S.A. Inc. (“NAM USA”) to American Century Investment Management, Inc. (“ACIM”). However, Nomura Corporate Research and Asset Management Inc. (“NCRAM”) will continue to serve as subadvisor, and the same portfolio managers intend to manage the American Century Fund using the same investment strategies that are used to manage the Nomura Fund.

Q.	Will I incur any transaction costs due to the Reorganization?

A.	No, you will not incur any transaction costs (e.g., sales charges or redemption fees) because of the Reorganization.

Q.	Will the Reorganization create a taxable event for me?

A.
No, the Reorganization is intended to have no direct or indirect federal income tax consequences for you. As a condition of the Reorganization, the Funds will receive an opinion of counsel that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended and, generally, that no gain or loss will be recognized to the Nomura Fund, its shareholders or the American Century Fund with respect to the Reorganization. You should consult your own tax adviser to learn more about any potential personal tax consequences of the Reorganization, including foreign, state and local tax consequences.

For more information see the information under the headings “Tax Consequences” and “U.S. Federal Income Tax Consequences of the Reorganization” in this Proxy Statement and Prospectus.

Q.	What will the effect of the Reorganization be on the fees that I pay?

A.
The Y Class shares of the American Century Fund that you will receive will have a unified management fee of 0.575%. This is the same as the net total expenses you currently pay for your Class I shares of the Nomura Fund inclusive of the Nomura Fund’s expense limitation. Under a traditional fee structure, such as the one used by the Nomura Fund, a fund is charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. The total expenses of the fund is the sum of these expense components. The fund incurs these expenses directly and, other than investment advisory fees and Rule 12b-1 distribution fees, if any, the amounts can fluctuate and increase without shareholder approval. By contrast, the American Century Fund uses a unified fee structure where the fund pays the advisor a single, all-inclusive fee for providing all services for the management and operation of the fund, except brokerage expenses, taxes, interest, the fees and expenses of the independent directors (including their independent legal counsel), 12b-1 distribution fees, if any, and extraordinary costs. ACIM believes that the unified fee structure is a benefit to shareholders because it clearly discloses the cost of owning shares, and, because the unified fee cannot be increased without a vote of a fund’s shareholders, it shifts the increased costs of operating the fund and the risk of administrative inefficiencies to the advisor.

Q.	What is the timetable for the Reorganization?

A.	If shareholders approve the Proposal, the Reorganization is expected to occur on or about October 2, 2017.

Q.	Who will pay for the Reorganization?

A.
The Funds will not bear any expenses or transaction costs of the Reorganization. ACIM, NCRAM, and NAM USA will bear the expenses and transaction costs of the Reorganization and have agreed to allocate such expenses and costs among them.

Q.	What percentage of shareholders’ votes is required to approve the Reorganization?

A.
A majority of the outstanding voting shares of the Nomura Fund entitled to vote thereon, as defined in the 1940 Act, is required to approve the Proposal. The 1940 Act defines such vote as the lesser of (i) more than 50% of the outstanding shares of the Nomura Fund or (ii) 67% or more of the total number of shares of the Nomura Fund present or represented by proxy at the Special Meeting, if more than 50% of the shares of the Nomura Fund are present or represented by proxy.

Q.	What happens if a quorum is not present at the Special Meeting or if sufficient votes to pass the Proposal are not obtained by the meeting date?

A.
A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote more than one-third of the issued and outstanding shares of the Nomura Fund must be present in person or by proxy, to constitute a quorum for purposes of voting on the Reorganization. If a quorum is not present at the Special Meeting, or if a quorum is present at the meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Except when a quorum is not present at the meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy.

Q.	My holdings in the Nomura Fund are small, why should I vote?

A.	Your vote makes a difference. If many shareholders do not vote their proxies, the Nomura Fund may not receive enough votes to go forward with its Special Meeting.

Q.	How will NAM USA and its affiliates vote?

A.
Nomura Trust and Banking Co., Ltd., an affiliate of NAM USA and NCRAM (collectively, “Nomura”), owns a significant portion of the outstanding shares of the Nomura Fund. Nomura will “echo vote” or “mirror vote” its proxied shares in the same proportion as the votes of other proxy holders. This echo voting may result in a small number of shareholders determining the vote on the Reorganization.

Q.	What if the Reorganization is not approved?

A.	If shareholders of the Nomura Fund do not vote to approve the Proposal, the Existing Trust Board will consider other actions, including liquidation of the

Nomura Fund. These other courses of action may trigger taxable events for shareholders.

Q.	Who do I call if I have questions?

A.
If you need any assistance, or have any questions regarding the Proposal or the process of voting your shares, please call AST Fund Solutions, LLC, the proxy solicitor, toll-free at (800) 821-8784, Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	Proxy voting options:

•	Mail your signed and voted proxy back in the postage paid envelop provided.

•	Online at proxyonline.com using your proxy control number found on the enclosed proxy card.

•	By phone when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.

•	By phone with a live operator when you call toll-free 1-800-821-8784 Monday through Friday 9 a.m. to 10 p.m. Eastern time.

•	In person at the special meeting on September 15, 2017.
Q. Will anyone contact me?

A.
You may receive a call from AST Fund Solutions, LLC. Additionally, representatives of NAM USA, the Nomura Fund, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD. YOUR VOTE IS VERY IMPORTANT!

Nomura High Yield Fund
A Series of The Advisors’ Inner Circle Fund III
One Freedom Valley Drive, Oaks, Pennsylvania 19456
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 15, 2017
To the Nomura High Yield Fund Shareholders:
NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of the Nomura High Yield Fund (the “Nomura Fund”), a series of The Advisors’ Inner Circle Fund III (the “Existing Trust”), is scheduled for September 15, 2017, at 10:00 a.m. Eastern time, at One Freedom Valley Drive, Oaks, PA 19456.
At the Special Meeting, shareholders of record of the Nomura Fund will be asked to consider and vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Special Meeting or any adjournment thereof:
Proposal: To consider and approve an Agreement and Plan of Reorganization, pursuant to which the High Income Fund (the “American Century Fund”), a new series of American Century Investment Trust (“Acquiring Trust”), would acquire all of the assets of, and assume the liabilities of, the Nomura Fund in exchange for Y Class shares of the American Century Fund to be distributed to the shareholders of the Nomura Fund and the dissolution and termination of the Nomura Fund (the “Reorganization”).
Shareholders of record at the close of business on July 17, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. The Proposal will be effected only if the Nomura Fund’s shareholders approve the Proposal. Your attention is called to the accompanying Proxy Statement and Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR PROMPTLY CAST YOUR VOTE BY TELEPHONE OR VIA THE INTERNET so that a quorum will be present and a maximum number of shares may be voted. Proxy instructions may be revoked at any time before they are exercised by submitting a written notice of revocation, by executing a superseding proxy or by attending the Special Meeting and voting in person. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.
The Existing Trust Board unanimously recommends that the shareholders vote FOR the Proposal as described in the accompanying Proxy Statement and Prospectus.
By Order of the Board of Trustees of The Advisors’ Inner Circle Fund III
Michael Beattie
President
August 4, 2017

Nomura High Yield Fund
The Existing Trust Board is providing this Proxy Statement and Prospectus. The Existing Trust Board is soliciting the proxies of Nomura Fund shareholders for use in a Special Meeting to be held at 10:00 a.m. Eastern Time on September 15, 2017, at One Freedom Valley Drive, Oaks, PA 19456. Beginning on or about August 11, 2017, we are sending the Special Meeting Notice, this Proxy Statement and Prospectus, and proxy cards to shareholders of record as of the close of business on the Record Date. Please read this Proxy Statement and Prospectus and keep it for future reference. The Nomura Fund previously sent its annual report and semiannual report to its shareholders. You may obtain a copy of the Nomura Fund’s most recent annual report and semiannual report without charge by writing to the Nomura Fund at Nomura High Yield Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Nomura High Yield Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by calling 1-866-777-7818. If you have any questions regarding this Proxy Statement and Prospectus, please contact our proxy solicitor, AST Fund Solutions, LLC, toll-free at (800) 821-8784, Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2017
This Proxy Statement and Prospectus is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. The Proxy Statement and Prospectus is also available at www.proxyonline.com/docs/nomurahighyieldfund2017.pdf. We encourage you to access and review all the important information contained in the proxy materials before voting.
IMPORTANT - We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the Internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Nomura Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

COMBINED PROXY STATEMENT AND PROSPECTUS

dated August 4, 2017

Reorganization of

NOMURA HIGH YIELD FUND
A Series of The Advisors’ Inner Circle Fund III
One Freedom Valley Drive
Oaks, Pennsylvania 19456
Telephone No.: 1-800-932-7781

In exchange for shares of

HIGH INCOME FUND
A Series of American Century Investment Trust
4500 Main Street
Kansas City, Missouri 64111
Telephone No.: 1-800-345-2021

This document is a Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”). We are sending you this Proxy Statement and Prospectus because the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Existing Trust”), has called a special meeting of shareholders (the “Special Meeting”) of the Nomura High Yield Fund (the “Nomura Fund”), a series of the Existing Trust. The Special Meeting is scheduled for September 15, 2017, at 10:00 a.m. Eastern time at One Freedom Valley Drive, Oaks, PA 19456.
At the Special Meeting, we are asking shareholders of the Nomura Fund to consider the following proposal (the “Proposal”), and any other matters that may properly come before the Special Meeting or any adjournment thereof:
Proposal: To approve an Agreement and Plan of Reorganization, pursuant to which the High Income Fund (the “American Century Fund”), a new series of American Century Investment Trust (“Acquiring Trust”) would acquire all of the assets of, and assume the liabilities of, the Nomura Fund in exchange for Y Class shares of the American Century Fund to be distributed to the shareholders of the Nomura Fund and the dissolution and termination of the Nomura Fund (the “Reorganization”).
The Nomura Fund and the American Century Fund are both open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Nomura Fund and American Century Fund are collectively referred to as the “Funds.”
This Proxy Statement and Prospectus sets forth concisely the information about the Funds that you should know before considering the Reorganization, and should be retained for future reference. This Proxy Statement and Prospectus is accompanied by the prospectus for the American Century Fund, dated August 2, 2017. Each of the following documents is incorporated by reference into this Proxy Statement and Prospectus (and is legally considered to be part of this Proxy Statement and Prospectus):

1.	The Statement of Additional Information to this Proxy Statement and Prospectus, dated August 4, 2017;

2.	The Prospectus for the American Century Fund, dated August 2, 2017;

3.	The Statement of Additional Information relating to the American Century Fund, dated August 2, 2017;

4.	The Prospectus for the Nomura Fund, dated January 28, 2017; and

5.	The Statement of Additional Information for the Nomura Fund, dated January 28, 2017.
References to the above-listed documents include any supplements to such documents in effect as of the date of this Proxy Statement and Prospectus. Copies of these materials and other information about the Funds’ respective documents may be obtained without charge by writing to or calling the American Century Fund at the address and telephone number shown above or the Nomura Fund at Nomura High Yield Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Nomura High Yield Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Nomura Fund at 1-866-777-7818. American Century’s documents are also available electronically at americancentury.com.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. The Statement of Additional Information, dated August 4, 2017, relating to this Proxy Statement and Prospectus, has been filed by the American Century Fund with the Securities and Exchange Commission (“SEC”).
You can also copy and review information about the Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy materials, reports and other information about the Nomura Fund, the Existing Trust, the American Century Fund, and the Acquiring Trust are available on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Synopsis	5
The Reorganization	5
Tax Consequences	5
The Funds	5
Comparison of Fees and Expenses of the Funds	6
Comparison of Investment Objectives, Policies and Risks	8
Performance of the Funds	21
Information About the Reorganization	22
Terms of the Agreement and Plan of Reorganization	22
Costs of the Reorganization and Solicitation	23
Reasons for the Reorganization	23
U.S. Federal Income Tax Consequences of the Reorganization	24
Material Differences Between the Rights of Shareholders	26
Existing and Pro Forma Capitalizations of the Funds	29
Additional Information About the Funds	30
Fund Management	30
Financial Highlights	32
Service Providers	32
General Information About the Special Meeting	33
Record Date of Mailing	33
Revocation of Proxies	33
Shareholder Approval	33
Shares Outstanding on the Record Date	34
Security Ownership of Certain Beneficial Owners and Management of the Fund	34
Solicitation of Proxies	35
Other Matters	35
Proxy Statement Delivery	35
Appendix A Form of Agreement and Plan of Reorganization	A-1
Appendix B Comparison of Fund Policies	B-1
Appendix C Nomura Fund Financial Highlights	C-1

Synopsis
The Reorganization
At the Special Meeting, we are asking shareholders of the Nomura Fund to approve the Reorganization, pursuant to which the American Century Fund would acquire all of the assets of, and assume the liabilities of, the Nomura Fund in exchange for Y Class shares of the American Century Fund to be distributed to the shareholders of the Nomura Fund and the dissolution and termination of the Nomura Fund.
The Board of Trustees of the Existing Trust (the “Existing Trust Board”), including the Trustees who are not “interested persons,” within the meaning of Section 2(a)(19) of the 1940 Act, of the Existing Trust (the “Independent Trustees”), concluded at their May 5, 2017 meeting that the Reorganization is in the best interests of the Nomura Fund shareholders. The Reorganization will allow Nomura Fund shareholders to access American Century’s capabilities and operational infrastructure in terms of shareholder servicing, relationship management, and product support, and benefit from their expanded resources in the areas of multi-channel distribution and relationship management. The Existing Trust Board recommends that you vote FOR approval of the Reorganization.
If shareholders of the Nomura Fund do not vote to approve the Reorganization, the Existing Trust Board may consider possible alternative arrangements, including liquidation of the Nomura Fund. These alternatives may trigger taxable events for shareholders.
If shareholders approve the Reorganization, we expect that the Reorganization will occur on October 2, 2017 (the “Closing Date”). On, or as soon as practicable after the Closing Date, each shareholder of the Nomura Fund will receive Y Class shares of the American Century Fund in exchange for their Class I shares of the Nomura Fund. The Nomura Fund and the American Century Fund are collectively referred to as the “Funds.”
Tax Consequences
As a condition to the Reorganization, the Funds will receive an opinion from counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled “U.S. Federal Income Tax Consequences of the Reorganization” below, for more details. Accordingly, neither the Nomura Fund nor its shareholders will recognize any gain or loss from the Reorganization for U.S. federal income tax purposes. At any time prior to the Reorganization, a shareholder may redeem shares of the Nomura Fund in the ordinary course. Any such redemption will result in the recognition of taxable gain or loss by the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.
The Funds
The Nomura Fund is a series of the Existing Trust, an open-end management investment company established under Delaware law as a Delaware statutory trust. The American Century Fund is a newly formed series of the Acquiring Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust. The American Century Fund was formed to acquire the assets and liabilities of the Nomura Fund in the Reorganization. The American Century

Fund has not commenced investment operations as of this date and will not commence investment operations until the closing of the Reorganization.
Comparison of Fees and Expenses of the Funds
Shareholders of the Nomura Fund currently pay net total expenses of 0.575% of the Nomura Fund’s average daily net assets, after giving effect to the contractual expense limitation between Nomura Asset Management U.S.A. Inc. (“NAM USA”) and the Existing Trust, on behalf of the Nomura Fund (the “Expense Limitation Agreement”). If shareholders approve the Plan and Reorganization, you will pay the fees the American Century Fund assesses. The Y Class shares of the American Century Fund will have a unified management fee of 0.575%. This is the same as the total net expenses you currently pay for your Class I shares of the Nomura Fund, inclusive of the expense limitation provided for in the Expense Limitation Agreement. Under a traditional fee structure, such as the one used by the Nomura Fund, a fund is charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. The total expenses of the fund are the sum of these components. The fund incurs these expenses directly and, other than investment advisory fees and Rule 12b-1 distribution fees, if any, the amounts can fluctuate and increase without shareholder approval. By contrast, the American Century Fund uses a unified fee structure where the fund pays the advisor a single, all-inclusive fee for providing all services for the management and operation of the fund, except brokerage expenses, taxes, interest, the fees and expenses of the independent directors (including their independent legal counsel), extraordinary costs, and Rule 12b-1 fees, if any. American Century believes that the unified fee structure is a benefit to shareholders because it clearly discloses the cost of owning shares, and, because the unified fee cannot be increased without a vote of a fund’s shareholders, it shifts the increased costs of operating the fund and the risk of administrative inefficiencies to the advisor.
The following tables compare the current fees and expenses of the Nomura Fund with those expected of the American Century Fund. The Nomura Fund’s expenses are based upon the most recent unaudited financial statements as of March 31, 2017. Because the American Century Fund was not operational as of the date of this Proxy Statement and Prospectus, the fees shown for the American Century Fund are based, in part, on estimates.
Shareholder Fees and Annual Operating Expenses
In the Reorganization, Nomura Fund Class I shareholders will receive Y Class shares of the American Century Fund. The unified management fee for the Y Class shares of the American Century Fund is identical to the total annual fund operating expenses after fee reductions and/or expense reimbursements that shareholders currently pay for the Nomura Fund’s Class I shares.

Shareholder Fees (fees paid directly from your investment)	Nomura Fund Class I	American Century Fund Y Class
Redemption Fee for Redemption Within 30 days of Purchase (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Nomura Fund Class I	American Century Fund[1] Y Class
Management Fee	0.50%	0.58%[2]
Other Expenses	0.44%[3]	0.00%[4]
Total Annual Fund Operating Expenses	0.94%	0.58%
Less Fee Reductions and/or Expense Reimbursements	(0.36)%[5]	N/A
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.58%[2]	0.58%[2]

[1]
In addition to the Y Class, the American Century Fund also offers Investor, I, A, R5, and R6 Class shares, which may be subject to different fees and expenses. For more information about these other classes, please refer to the American Century Fund prospectus accompanying this Proxy Statement and Prospectus.

[2]	Rounded.

[3]	Other Expenses has been restated to reflect current fees.

[4]	Based on estimated amounts for the current fiscal year. The American Century Fund has not yet commenced operations as of the date of this Proxy Statement and Prospectus.

[5]
NAM USA has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, and extraordinary expenses) from exceeding 0.575% of the Nomura Fund’s average daily net assets until January 29, 2018 (the “Expense Limitation”). NAM USA may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which NAM USA reduced its fee or reimbursed expenses if the Nomura Fund’s Total Annual Fund Operating Expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Existing Trust Board, for any reason at any time or (ii) by NAM USA, upon ninety (90) days’ prior written notice to the Existing Trust, effective as of the close of business on January 29, 2018.

Example
The example below is intended to help you compare the costs of investing in the Funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the Funds’ operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Nomura Fund
Class I	$59	$263	$484	$1,121
American Century Fund
Y Class	$59	$186	$324	$726

Portfolio Turnover
The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performances.
During its most recent fiscal year, the Nomura Fund’s portfolio turnover rate was 116% of the average value of its portfolio. The American Century Fund will not commence operations until closing of the Reorganization, and thus its portfolio turnover rate is not available. However, it is anticipated that the portfolio turnover rate of the American Century Fund will be similar to that of the Nomura Fund.
Comparison of Investment Objectives, Policies and Risks
This section will help you compare the investment objective and principal investment strategies and risks of the Nomura Fund with those of the American Century Fund. More complete information may be found in each Fund’s prospectus.
Investment Objectives
The investment objectives of the Nomura Fund and the American Century Fund are identical; both Funds seek to achieve current yield and capital growth. The Nomura Fund’s investment objective is fundamental may not be changed by the Existing Trust Board without the approval of the Nomura Fund’s shareholders. The American Century Fund’s investment objective is a nonfundamental policy, which means it can be changed by the Board of Trustees of the Acquiring Trust (the “American Century Fund Board” and together with the Existing Trust Board, the “Boards” and each, a “Board”) without shareholder approval upon 60 days’ notice to shareholders.
Principal Investment Strategies
The principal investment strategies of the Funds are substantially the same. The portfolio managers intend to manage the American Century Fund using the same investment strategies they currently use in the Nomura Fund following the Reorganization.
Under normal circumstances, the Nomura Fund invests at least 80% of its net assets in a portfolio of high-yield bonds. The American Century Fund does not have an 80% requirement, but like the Nomura Fund, it will invest primarily in high-yield corporate bonds and other debt instruments.
Both Funds consider a high-yield security (junk bond) to be one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or, if unrated, determined to be of similar quality by NCRAM, with respect to the Nomura Fund, or American Century Investment Management, Inc. (“ACIM”), with respect to the American Century Fund. Both Funds may build their portfolios by investing in the following types of high-yield securities: bank loans in the form of assignments or participations; payment-in-kind securities; deferred payment securities; and fixed, variable, and floating rate obligations. The Funds may also invest in new issuances of high-yield securities, distressed securities, and restricted or illiquid securities, including Rule 144A securities. Neither Fund may invest more than 20% of its net assets in bank loans. The Funds may invest in fixed-income instruments of foreign issuers-including emerging market issuers. While the Funds generally invest in U.S. dollar denominated securities, they may invest in securities denominated in foreign currencies. Neither Fund has an average maturity limitation, but they both typically invest in intermediate-term and long-term debt securities. Finally, both Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies.
To determine whether to buy or sell a security, the portfolio managers consider, among other things, various Fund requirements and standards, along with economic conditions, alternative investments and interest rates. In the event of exceptional market or economic conditions, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies. To the extent the Funds assume a defensive position, they may not achieve their investment objectives.
Unless noted above, any differences in the way investment strategies are described in the Funds’ respective prospectuses reflect differences in the disclosure philosophies of the Funds’ respective investment advisors and not differences in investment strategy.
Policies and Investment Limitations
The Funds are each subject to certain fundamental and nonfundamental investment policies. A fundamental policy may only be changed with shareholder approval, while a nonfundamental policy may be changed by the Fund’s Board without shareholder approval.
The fundamental and nonfundamental policies of the Funds are substantially similar. For a side by side comparison of the policies see Appendix B.
Principal Risks
Because the Funds have the same investment objective and the investment strategies are substantially the same, the risks they are subject to are also substantially the same. Because the Funds are part of unaffiliated fund families, in some cases they use different terminology to describe their principal risks and have different philosophies about what qualifies as a principal risk. Below is a comparison of the principal risk factors to which the Funds are subject. The fact that a risk is not listed as a principal risk in a Fund’s prospectus does not necessarily mean that shareholders of that Fund are not subject to that risk.

Nomura Fund	American Century Fund
Asset-Backed Securities Risk - Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Nomura Fund	American Century Fund
Bank Loans Risk - The fund may invest in bank loans through participations or assignments. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan. Investments in unsecured bank loans are subject to a greater risk of loss than investments in bank loans secured by collateral. Bank loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Bank Loans Risk - When purchasing participations, the fund generally has no rights to enforce borrower compliance with the terms of the loan agreement, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan. This means the fund assumes the credit risk of both the borrower and the lender that sells the participation. Investments in unsecured bank loans are subject to greater risk than investment in loans secured by collateral. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional purchases or meet redemptions. Finally, bank loans may not be considered “securities” under the federal securities laws. Therefore, the fund may not be able to rely on the anti-fraud provisions of those laws.

Convertible and Preferred Securities Risk - Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Credit/Default Risk - The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of a below investment-grade security is considered by the rating agency or NCRAM to be less likely to pay interest and repay principal than an issuer of a higher quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

Credit Risk - The inability or perceived inability of a security’s issuer to make interest and principal payments may cause the value of the security to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

Nomura Fund	American Century Fund
Currency Risk - As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

Distressed Securities Risk - Distressed securities frequently do not produce income while they are outstanding and may require the fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Distressed Securities Risk - Distressed securities are speculative and involve substantial risk in addition to the risks of investing in high-yield bonds. Distressed securities frequently do not produce income while they are outstanding and may require the fund to bear certain extraordinary expenses to protect and recover its investment. Distressed securities are at high risk for default and may include securities that have already defaulted. The fund could lose its entire investment.

Equity Securities Risk - Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the fund.

Nomura Fund	American Century Fund
Foreign Exposure/Emerging Markets Risk - The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Securities Risk - Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
Emerging Market Risk - Investing in emerging market countries generally is also riskier than investing in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.

Frequent Trading Risk - The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. Active trading may cause the fund to incur increased costs, which can lower the actual return of the fund. Active trading may also increase short-term gains and losses, which affect taxes that must be paid.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

High Yield Bond Risk - High yield bonds, also referred to as “junk” bonds, involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of high yield bonds is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default.

High-Yield Risk - Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic down turn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer than issuers of investment grade debt securities. High-yield securities (junk bonds) are inherently speculative. These factors may be more likely to cause an issuer of high-yield bonds to default on its obligations.

Nomura Fund	American Century Fund
Interest Rate Risk - Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Interest Rate Risk - Generally, the value of debt securities and the funds that hold them decline as interest rates rise. Because the fund typically invests in intermediate-term and long-term debt securities, the fund’s interest rate risk is generally higher than for funds with shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.

Liquidity Risk - Insufficient liquidity in the non-investment grade bond or loan market may make it more difficult to dispose of non-investment grade bonds or loans and may cause the fund to experience sudden and substantial price declines.

Liquidity Risk - The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments. During periods of market turbulence or unusually low trading activity, to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Market and Selection Risk - Market risk is the risk that the prices of and the income generated by the fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Selection risk is the risk that the securities selected by NCRAM will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Market Risk - The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

New Issue Risk - The market value of newly issued securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the limited availability for trading, and limited information about the issuer.

Nomura Fund	American Century Fund
Payment-In-Kind Securities Risk - Payment-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The market price of payment-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Payment-in-Kind Securities Risk - Payment-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The market price of payment-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Principal Loss - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Redemption Risk - The fund may need to sell securities at times it would not otherwise do so to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

Restricted and Illiquid Securities Risk - The fund may invest in restricted or illiquid securities, including Rule 144A securities, which are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended. These securities may be resold to certain institutional investors but, if at any time an insufficient number of qualified institutional buyers are interested in purchasing the securities, the fund may not have the ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, a fund’s investment in Rule 144A securities may subject the fund to enhanced liquidity risk and potentially increase the fund’s exposure to illiquid investments.

Nomura Fund	American Century Fund
Small and Medium Capitalization Company Risk - The risk that small and medium capitalization companies in which the fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Zero Coupon Securities Risk - While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Deferred Payment Securities Risk - During the time that interest payments are not being made on these securities, holders are deemed to receive income (phantom income) annually, even though cash is not received. Additionally, these securities may be subject to greater price fluctuations when interest rates change than securities that currently pay interest. Longer term zero-coupon bonds are more exposed to this risk than those with shorter terms.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures
For both Funds, shares you purchase, exchange or redeem are priced based on the net asset value (“NAV”) next determined after your order is received. The NAV of each Fund is determined as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), the NAV is not calculated.
The Funds value portfolio securities for which market quotations are readily available at their market price. If the market price for a portfolio security is not readily available or if valuation methods do not reflect the security’s fair value, such security is valued as determined in good faith by the Fund’s Board or its designee, in accordance with procedures adopted by the Fund’s Board.

This table compares the distribution and purchase procedures, exchange rights and redemption procedures of the Funds:

Purchase, Redemption and Exchange Features	Nomura Fund	American Century Fund[1]
Eligibility	Shares of the fund are for individual and institutional investors who meet the minimum initial investment amount.
Generally, Y Class shares of the fund are available for purchase through financial intermediaries that offer fee based advisory programs, and may be purchased or redeemed only through financial intermediaries that trade in omnibus accounts with American Century. Y Class shares typically may not be purchased by shareholders investing through employer-sponsored retirement plans or individuals investing directly with American Century Investments. However, shareholders who receive Y Class shares as a result of the Reorganization will remain eligible to hold the Y Class shares they receive. Additional purchases after the Reorganization will be subject to the eligibility requirements described above for the Y Class, or the eligibility requirements of the fund’s other share classes as described in the American Century Fund’s prospectus.

Minimum Investments	The minimum initial investment amount for the fund is $250,000. Subsequent investments in the fund must be at least $1,000.	There is no minimum initial or subsequent investment amount for Y Class shares, but financial intermediaries may require different investment minimums.
Redemption Fees	The fund has a redemption fee of 2.00% (as a percentage of amount redeemed) for shares redeemed within 30 days of purchase.	The fund does not have a redemption fee.
Purchases/Redemptions	Shares of the fund may be purchased or redeemed by telephone, mail, wire, or through a financial intermediary.	Shares of the fund may be purchased or redeemed by mail, telephone, wire, or through a financial intermediary.

Purchase, Redemption and Exchange Features	Nomura Fund	American Century Fund[1]
Redemption Policies
Normally, the fund will send your sale proceeds within one business day after it receives your redemption request. The fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).
The fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in kind. These methods may be used during both normal and stressed market conditions.
Signature guarantees may be required for certain types of redemptions.

Generally, American Century expects to remit your redemption proceeds to you one business day after we process your transaction. However, we reserve the right to delay delivery of redemption proceeds up to seven days. Each time an investment is made, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. We may also require a signature guarantee for redemptions in other situations, as described below. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.
Under normal market conditions, the fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. However, American Century reserves the right to honor the redemption with securities, rather than cash. Additionally, the fund my consider interfund lending to meet redemption requests. The fund is more likely to use these other methods to meet large redemptions or during time of market stress.
Signatures guarantees may be required for certain types of redemptions.

Purchase, Redemption and Exchange Features	Nomura Fund	American Century Fund[1]
Exchanges	Shareholders of the fund do not have the privilege of exchanging their fund shares for shares of other funds because such other funds are managed by investment managers unaffiliated with NAM USA.
Shareholders may exchange the Y Class shares they receive in the Reorganization for any other share class of the fund for which they are eligible. Shareholders may also exchange their Y Class shares for Y Class shares of another American Century Investments fund, provided they meet the normal Y Class eligibility requirements of such other fund, if (i) the exchange is for a minimum of $100, and (ii) for an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange.

Automatic Redemptions in Accounts Below Minimum
If your account balance drops below $250,000 because of redemptions, you may be required to sell your shares. The fund will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The fund reserves the right to waive the minimum account value requirement in its sole discretion. If your shares are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.
Not applicable for Y Class shares.

Purchase, Redemption and Exchange Features	Nomura Fund	American Century Fund[1]
Dividends and Distributions
The Nomura Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, annually.
Shareholders receive dividends and distributions in the form of additional Nomura Fund shares unless elected to receive in cash. The fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

The American Century Fund generally declares distributions from net income, if any, daily. These distributions are paid on the last business day of the month. The fund generally pays distributions from realized capital gains, if any, once a year usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Purchase, Redemption and Exchange Features	Nomura Fund	American Century Fund[1]
Frequent Trading
Shareholders are restricted from making more than four (4) “round trips,” into or out of the fund within any calendar year. If a shareholder exceeds this amount, the fund and/or its service providers may, at their discretion, reject any additional purchase orders. A “round trip” is a purchase into the fund by a shareholder, followed by a subsequent redemption out of the fund, of an amount NAM USA reasonably believes would be harmful or disruptive to the fund.
A redemption fee of 2.00% of the value of the shares sold will be imposed on shares redeemed within 30 days or less after their date of purchase. However, no redemption fee will be imposed in connection with the Reorganization.
The fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, if the fund or NAM USA reasonably believes that the trading activity would be harmful or disruptive to the fund.

The American Century Fund’s abusive trading policies and procedures are designed to reduce the frequency and effect of frequent trading. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available.
Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be frequent trading if the sale is made: within seven days of the purchase, or within 30 days of the purchase, if it happens more than once per year.

[1]
In addition to the Y Class, the American Century Fund also offers Investor, I, A, R5 and R6 Class shares, which have different fees, expenses, eligibility requirements and/or minimum investment requirements. For more information about these other classes, refer to the American Century Fund prospectus accompanying this Proxy Statement and Prospectus.

If you purchase either Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services (except for the Y and R6 Classes in the case of the American Century Fund). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Performance of the Funds
The American Century Fund has not yet commenced operations, so no past performance information is presented. However, if the Reorganization is approved by shareholders, the American Century Fund will assume the performance history of the Nomura Fund.
The following bar chart and table provide some indication of the risks of investing in the Nomura Fund. The bar chart shows changes in the Nomura Fund’s performance from year to year for Class I shares. The table shows how the Nomura Fund’s average annual total returns for the periods shown compared with those of a broad measure of market performance. The Nomura Fund’s past performance (before and after taxes) is not necessarily an indication of how the Nomura Fund or the American Century Fund will perform in the future.
The Nomura Fund acquired the assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. (the “Predecessor Fund”) on December 8, 2014 (the “Prior Reorganization”). Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the Predecessor Fund. The Predecessor Fund’s returns in the bar chart and table have not been adjusted to reflect the Nomura Fund’s expenses. If the Predecessor Fund’s performance information had been adjusted to reflect the Nomura Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2016): 5.65%
Lowest Performance Quarter (3Q 2015): -5.29%
As of June 30, 2017, the most recent calendar quarter end, the year to date return for the Nomura Fund’s Class I shares was 4.11%.

Average Annual Total Returns For the periods ended December 31, 2016	1 year	Since Inception	Inception Date
Class I Return Before Taxes	17.29%	6.22%¹	12/27/2012
Return After Taxes on Distributions	14.30%	2.95%¹	12/27/2012
Return After Taxes on Distributions and Sale of Fund Shares	9.65%	3.24%¹	12/27/2012
Bank of America Merrill Lynch US High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	17.49%	5.38%	12/27/2012
¹ The performance shown for periods before December 8, 2014 represents the performance of Class I shares of the Predecessor Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Nomura Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Information About the Reorganization
Terms of the Agreement and Plan of Reorganization
If approved by shareholders, the Reorganization will take place per the terms and conditions contained in the Agreement and Plan of Reorganization (the “Plan”), a form of which is attached to this document as Appendix A. The description of the Plan below is qualified by reference to the full text of the Plan. If the parties satisfy all the conditions contained in the Plan, the Reorganization is expected to occur on October 2, 2017 (the “Closing Date”).
Under the terms of the Plan, the American Century Fund will acquire all assets of the Nomura Fund on the Closing Date. The American Century Fund will assume all the liabilities of the Nomura Fund whether accrued, contingent, known, or otherwise. After the Reorganization is effected, the Nomura Fund will dissolve and terminate.
On the Closing Date, shareholders of the Nomura Fund will become shareholders of the American Century Fund. Nomura Fund shareholders will receive a proportional number of Y Class shares of the American Century Fund in exchange for the Class I shares of the Nomura Fund.
The valuation process has been designed to avoid dilution to the shareholders of the Nomura Fund. The assets of the Nomura Fund and the NAV per share of the American Century Fund will be computed using the American Century Fund’s valuation policies and procedures. While the valuation procedures used by the American Century Fund are comparable in many respects to those used by the Nomura Fund, differences, particularly for valuation of certain debt securities, may result in individual securities having slightly higher or lower values at the time of closing than were used to calculate the NAV of the Nomura Fund prior to that time. The primary difference in the Funds’ valuation procedures relates to the valuation of certain fixed income securities and the procedures used to determine the value of securities when a market price is not reflective of a security’s fair value. The Nomura Fund values certain fixed income securities using the “bid” price as reported by a commercial pricing service. The American Century Fund, on the other hand, uses the mean between the “bid” price and the “ask” price reported by the same primary commercial pricing service. Based on the differences between the valuation policies, the American Century Fund Y Class shares the Nomura Fund’s shareholders receive may have a slightly higher aggregate value than each such shareholder’s interest in the Class I shares of the Nomura Fund on the Closing Date.
The Plan may be amended at any time prior to the Closing Date. The Plan may be terminated and the Reorganization canceled prior to the Closing Date if either the Existing Trust Board or the American Century Fund Board determines that proceeding with the Reorganization would be inadvisable.
Costs of the Reorganization and Solicitation
The Funds will not bear any expenses or transaction costs of the Reorganization. American Century Investment Management, Inc. (“ACIM”), Nomura Corporate Research and Asset Management Inc. (“NCRAM”), and Nomura Asset Management U.S.A. Inc. (“NAM USA”) have agreed to bear the expenses and transaction costs of the Reorganization and have agreed to allocate such costs and expenses among them.
Reasons for the Reorganization
The Existing Trust Board considered the Reorganization at a special meeting held on May 5, 2017, during which it met with representatives of NCRAM and ACIM to discuss the Reorganization. Representatives of NCRAM and ACIM advised the Existing Trust Board that the Reorganization was being proposed because:

•
NAM USA and NCRAM do not have a multi-channel distribution force and, as such, the Nomura Fund has not been able to benefit from broad distribution. NCRAM believes that the Reorganization would provide the Nomura Fund shareholders with access to the Acquiring Trust’s operational infrastructure in terms of shareholder servicing, relationship management, and product support, while benefiting from the Acquiring Trust’s expanded resources in the areas of multi-channel distribution;

•
ACIM sees opportunity for asset growth of the American Century Fund following the Reorganization and intend to market the Fund broadly to individual investors, intermediary partners, and retirement plans; and

•
ACIM believes that it will be able to provide and promote a new and compelling offering to shareholders managed by NCRAM’s investment team. Additional assets resulting from this addition could benefit existing shareholders in the form of increased assets under management.

The Existing Trust Board reviewed and considered information provided to them to assist them in evaluating the Reorganization. In addition, the members of the Existing Trust Board who are not “interested persons” (as such term is defined in the 1940 Act) of the Existing Trust (the “Independent Trustees”) were advised by independent legal counsel in their considerations of the Plan and the Reorganization.
The Trustees of the Existing Trust Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Existing Trust Board in making its determination:

•
the American Century Fund and the Nomura Fund have the same investment objective and substantially the same principal investment strategies, principal risks and fundamental and nonfundamental investment policies;

•
NCRAM, the investment subadvisor to the Nomura Fund, would serve as the investment subadvisor of, and provide all of and the same portfolio management personnel to, the American Century Fund, providing continuity of management;

•
the unified management fee of the Y Class of the American Century Fund is the same as the net total expenses of the Nomura Fund, inclusive of the expense limitation provided for in the Expense Limitation Agreement;

•
the nature and quality of services that the shareholders of the Nomura Fund would receive as shareholders of the American Century Fund was expected to be generally comparable to the nature and quality of services that such shareholders currently receive;

•	the reasonableness of the terms and conditions in the Plan;

•	the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Nomura Fund and its shareholders;

•	ACIM, NCRAM and NAM USA, not the Nomura Fund or the American Century Fund, would bear all costs associated with the Reorganization; and

•
American Century is an established, well recognized fund complex that offers the capabilities and resources of a large firm necessary to continue to support the Nomura Fund’s shareholders, along with the expanded resources to support a growing fund with multiple distribution channels, which could result in a larger, more viable fund with potential for greater economies and efficiencies associated with the orderly growth of assets.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant by the Existing Trust Board, the Existing Trust Board, including a majority of its Independent Trustees, concluded that the terms of the Plan were reasonable, and (i) participation in the Reorganization is in the best interest of the Nomura Fund and its shareholders; and (ii) the interests of the Nomura Fund’s shareholders would not be diluted as a result of the Reorganization. Therefore, the Existing Trust Board, including a majority of its Independent Trustees, determined to approve the Reorganization and directed that the Plan be submitted to shareholders of the Nomura Fund for approval.
U.S. Federal Income Tax Consequences of the Reorganization
As a condition to the closing, the Funds will receive a legal opinion from Perkins Coie LLP substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

i.
The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code and the Nomura Fund and the American Century Fund will each be a “party to a reorganization” within the meaning of Section 368(b);

ii.
No gain or loss will be recognized by the American Century Fund upon the receipt of all of the assets and assumption of the liabilities of the Reorganizing Fund solely in exchange for American Century Fund Shares;

iii.
No gain or loss will be recognized by the Nomura Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the American Century Fund solely in exchange for the American Century Fund Shares;

iv.
No gain or loss will be recognized by the Nomura Fund upon the distribution (whether actual or constructive) of American Century Fund Shares to Nomura Fund Shareholders in exchange for their Nomura Fund Shares, except for any gain or loss that may be required to be recognized solely as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

v.	No gain or loss will be recognized by any Nomura Fund Shareholder upon the exchange of its Nomura Fund Shares solely for American Century Fund Shares (including fractional shares);

vi.
The aggregate tax basis of the American Century Fund Shares (including fractional shares) received by each Nomura Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Nomura Fund Shares held by such Nomura Fund Shareholder immediately prior to the Reorganization. The holding period of American Century Fund Shares (including fractional shares) received by each Nomura Fund Shareholder will include the period during which the Nomura Fund Shares exchanged therefor were held by such shareholder, provided the Nomura Fund Shares are held as capital assets at the time of the Reorganization;

vii.
The tax basis of the assets of the Nomura Fund acquired by the American Century Fund will be the same as the tax basis of such assets to the Nomura Fund immediately prior to the Reorganization, except for any assets which are required to be marked to market for U.S. federal income tax purposes as a result of the Reorganization or on which gain was recognized upon the transfer to the American Century Fund. The holding period of the assets of the Nomura Fund in the hands of the American Century Fund will include the period during which those assets were held by the Existing Trust on behalf of the Nomura Fund; and

viii.
The taxable year of the Nomura Fund will not end as a result of the Reorganization, and the American Century Fund will succeed to and take into account the applicable items of the Nomura Fund described in Code Section 381(c), subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.

No opinion is a guarantee that the tax consequences of the Reorganization will be as described above. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. There is no assurance that the IRS or a court would agree with the opinion.
The opinions provided in connection with the Reorganizations may be based on customary assumptions and such representations as tax counsel may reasonably request. Shareholders of the Nomura Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

As of September 30, 2016, the Nomura Fund had capital loss carryovers of $2,466,265. The capital loss carryovers may be carried forward for an unlimited period. While no limitations are anticipated due to the Reorganization, future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
Material Differences Between the Rights of Shareholders
The following chart compares the significant rights of shareholders of the Funds.

	Nomura Fund	American Century Fund
Governing Law
The Nomura Fund is a series of the Existing Trust, which is organized as a Delaware statutory trust. The Existing Trust is governed both by the Delaware Statutory Trust Act and its Agreement and Declaration of Trust (the “Nomura Declaration of Trust”) and Bylaws.

The American Century Fund is a newly formed series of the Acquiring Trust, an open-end management investment company established as a Massachusetts business trust, and is governed by Massachusetts law and its Declaration of Trust and Bylaws.

Board Members
The Existing Trust has five Trustees, one of whom, the chairman, is an Interested Person of the Existing Trust. For more information, refer to the section entitled “Trustees and Officers of the Trust” in the Nomura Fund’s SAI.

The Acquiring Trust has nine Trustees, one of whom is an Interested Person. The Acquiring Trust has an independent chairman. For more information, refer to the section entitled “Board of Trustees” in the American Century Fund’s SAI.

	Nomura Fund	American Century Fund
Shareholder Liability
The Nomura Declaration of Trust provides that neither the Existing Trust, nor the Trustees, nor any officer, employee or agent of the Trust, will have any power to bind personally any shareholder. The Nomura Declaration of Trust further provides that no shareholder of the Existing Trust will be subject in such capacity to any personal liability whatsoever in connection with Existing Trust property or the acts, obligations or affairs of the Existing Trust.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Acquiring Trust. The Acquiring Trust will, upon request, assume the defense of any claim made against a shareholder for acts or obligations of the trust. The Acquiring Trust also maintains appropriate insurance for the protection of the Acquiring Trust and its shareholders. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the trust is unable to meet its obligations.

Voting Rights
Shareholders have the power to vote only (i) for the election or removal of Trustees to the extent provided in the Nomura Declaration of Trust, and (ii) with respect to such additional matters relating to the Existing Trust as may be required by the Nomura Declaration of Trust, the Existing Trust’s By-Laws, the 1940 Act, any registration statement of the Existing Trust filed with the SEC or any state, or as the Trustees may consider necessary or desirable.

Shareholders have power to vote only (i) for the election of Trustees, (ii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Acquiring Trust or the shareholders, (iii) with respect to the termination of the Acquiring Trust or any series, and (iv) with respect to such additional matters relating to the Acquiring Trust as may be required by the Declaration of Trust, the Bylaws or by law, or as the Trustees may consider necessary or desirable.

Appraisal Rights	None	None

	Nomura Fund	American Century Fund
Shareholder Meetings
The Nomura Fund is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called by the president, chairperson of the Existing Trust Board, or by a majority of the Existing Trust Board, and will be called by the secretary upon written request of the shareholders holding at least 10% of the outstanding shares of the Existing Trust entitled to vote, subject to the conditions set forth in the Existing Trust’s By-Laws.

The American Century Fund is not required to hold annual meetings of shareholders. Meetings of the shareholders may be called by the Trustees to elect Trustees and for such other purposes as required by law, by the Declaration of Trust or by the Bylaws. Meetings of the shareholders may also be called by the Trustees from time to time to take action upon any other matter deemed by the Trustees to be necessary or desirable.

Liability and Indemnification of Board Members
The Nomura Declaration of Trust provides that a Trustee will not be personally liable to any person, other than the Existing Trust or a shareholder to the extent provided in the Nomura Declaration of Trust, for any act, omission or obligation of the Existing Trust, of such Trustee, or of any other Trustee. The Nomura Declaration of Trust further provides that a Trustee will be liable to the Existing Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and will not be liable for errors of judgment or mistakes of fact or law.
Under the Existing Trust’s By-Laws, the Existing Trust will indemnify each Trustee to the extent and in the manner provided in the By-Laws, but Trustees will not be indemnified for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s office with the Existing Trust.

The Declaration of Trust provides that a Trustee will be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law.

The Bylaws provide for indemnification of Trustees against any judgments, penalties, fines, amounts paid in settlement, and expenses (including attorneys’ fees) actually and reasonably in connection with any proceeding, to the fullest extent that such indemnification may be lawful under Massachusetts law.

	Nomura Fund	American Century Fund
Amendments to Governing Documents
Except as otherwise required by applicable law, the Existing Trust Board generally has the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Nomura Declaration of Trust which would adversely affect to a material degree the rights and preferences of Nomura Fund shares, and for an amendment that would affect the shareholders’ right to vote. The Existing Trust’s By-Laws may be amended, and/or restated at any time, without shareholder approval.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees.

The Bylaws may be amended or repealed, in whole or in part, at any time by the affirmative vote or written consent of a majority of the outstanding shares issued and entitled to vote, except as otherwise provided by applicable law, the Declaration of Trust or these Bylaws. The Bylaws may be adopted, amended, or repealed, in whole or in part, at any time by the Trustees.

Existing and Pro Forma Capitalizations of the Funds
The following tables set forth, as of May 30, 2017: (i) the unaudited capitalization of the Nomura Fund; (ii) the capitalization of the American Century Fund; and (iii) the unaudited pro forma combined capitalization of the American Century Fund assuming the Reorganization has been completed. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date because of daily share redemption activity in the Nomura Fund and changes in NAV.

	Nomura Fund Class I	American Century Fund Y Class	Pro Forma Adjustments[1]	Pro Forma American Century Fund Y Class
Net Assets	$106,368,350	N/A	$59,322	$106,427,672
Shares Outstanding	10,977,306	N/A	–	10,977,306
NAV	$9.69	N/A	$0.01	$9.70
1 The Pro Forma Adjustments reflect the differences in the Funds’ respective valuation policies. The primary difference relates to the valuation of certain fixed income securities and the procedures used to determine the value of securities when a market price is not reflective of a security’s fair value. The Nomura Fund values certain fixed income securities using the “bid” price as reported by a commercial pricing service. The American Century Fund uses the mean between the “bid” price and the “ask” price reported by the same primary commercial pricing service.

Additional Information About the Funds
Fund Management
Investment Advisor

	Nomura Fund	American Century Fund
Investment Advisor	NAM USA Worldwide Plaza 309 West 49th Street New York, NY 10019	ACIM 4500 Main Street Kansas City, MO 64111
Experience and Services
NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc. Nomura Capital Management, Inc. was originally organized in 1976. NAM USA, among other things, provides the Nomura Fund with advice and supervision and furnishes continu-ously an investment program for the Fund and supervises the activi-ties of NCRAM in its capacity as subadvisor of the Nomura Fund, subject to the oversight and super-vision of the Existing Trust Board.

ACIM has been managing mutual funds since 1958. ACIM will provide general management services to the American Century Fund including overall supervisory responsibility for the general management and investment of the American Century Fund’s assets. The advisor also arranges for transfer agency, custody and all other services necessary for the American Century Fund to operate.

Compensation
NAM USA receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% based on the average daily net assets of the Fund. NAM USA has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, and extraordinary expenses) from exceeding 0.575% of the Fund’s average daily net assets until January 29, 2018.[1]

ACIM receives a unified management fee based on a percentage of the daily net assets of each class of shares of the American Century Fund. The management fee is calculated daily and paid monthly in arrears. Out of the American Century Fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and Rule 12b-1 fees, if any. The American Century Fund has not commenced operations, when it does the fund will pay the advisor a unified management fee of 0.575% for the Y Class.[2]

[1]
A discussion regarding the basis for the Existing Trust Board’s approval of the Nomura Fund’s investment advisory agreement with NAM USA, as well as the subadvisory agreement between NAM USA and NCRAM, is available in the Nomura Fund’s Annual Report to Shareholders dated September 30, 2016, which covers the period from October 1, 2015 to September 30, 2016.

[2]
A discussion regarding the basis for the American Century Fund Board’s approval of the American Century Fund’s investment advisory agreement with ACIM, as well as the subadvisory agreement between ACIM and NCRAM, will be available in the American Century Fund’s annual report to shareholders dated March 31, 2018.

Subadvisor

	Nomura Fund	American Century Fund
Subadvisor	NCRAM Worldwide Plaza 309 West 49th Street New York, NY10019	Same as Nomura Fund
Experience and Services
NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Its client base includes institutions and pooled investment vehicles. NCRAM commenced operations in 1991.
Same as Nomura Fund
Compensation
For its services to the Nomura Fund, NCRAM is entitled to a fee from NAM USA, which is calculated daily and paid quar-terly, at an annual rate of 0.275% based on the average daily net assets of the Nomura Fund.
ACIM will compensate NCRAM out of the unified management fee it receives from the American Century Fund.
ACIM and the American Century Fund have received an exemptive order from the SEC exempting ACIM and the American Century Fund from certain provisions of the 1940 Act restricting the ability to replace a subadvisor. This exemptive order allows the advisor to utilize a “manager of managers” structure when managing the fund’s assets. Under a manager of managers structure, ACIM has the ultimate responsibility, subject to the Board of Trustees, to oversee the underlying subadvisors and recommend their hiring, termination, and replacement. The initial shareholder of the American Century Fund approved its operation using a manager of managers structure and its reliance on the exemptive order.
Relationship Between American Century and Nomura
NCRAM serves as a subadvisor to the American Century Fund. NCRAM is 99% owned by Nomura Holding America Inc. (“NHA”). Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1% of NCRAM. A subsidiary of NHA indirectly owns a non-controlling equity interest in ACIM’s parent entity, American Century Companies, Inc. Nomura Trust and Banking Co., Ltd., an affiliate of NCRAM is record owner of a significant portion of shares of the Nomura Fund.
Portfolio Managers
The portfolio managers for the American Century Fund will be the same as the portfolio managers for the Nomura Fund. The portfolio managers who are and will be jointly and primarily responsible for the day-to-day management of the Funds are identified below.

Stephen Kotsen
Mr. Kotsen, Managing Director and Portfolio Manager, joined NCRAM in 1998 and has been a portfolio manager for NCRAM’s high yield bond investments since 2000. He is a CFA charterholder.
David Crall
Mr. Crall, Chief Investment Officer (“CIO”), Managing Director and Portfolio Manager, is the Chairman of NCRAM’s Investment Committee, which is comprised of NCRAM’s portfolio managers and assistant portfolio managers. He joined NCRAM in 1992 and became CIO in 2010. He is a CFA charterholder.
The Statement of Additional Information for the American Century Fund, dated August 2, 2017, provides additional information under the heading “Portfolio Managers” about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of American Century Fund securities.
Financial Highlights
No financial highlights are provided for the American Century Fund because it is newly organized and has not yet begun operations. For financial statement purposes, the Nomura Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Nomura Fund’s Class I operating history will be used for the American Century Fund’s Y Class financial reporting purposes following the Reorganization.
The financial highlights of the Nomura Fund are included as Appendix C to this Proxy Statement and Prospectus.
Service Providers
The following table lists additional principal service providers for the Funds.

Provider	Nomura Fund	American Century Fund
Distributor	SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456	American Century Investment Services, Inc. 4500 Main Street Kansas City, MO 64111
Administrator	SEI Investments Global Funds Services One Freedom Valley Drive Oaks, Pennsylvania 19456	American Century Services, LLC 4500 Main Street Kansas City, MO 64111
Custodian	MUFG Union Bank, N.A. 350 California Street, 6th Floor San Francisco, CA 94104	State Street Bank and Trust Company (SSB) State Street Financial Center One Lincoln Street Boston, MA 02111
Transfer Agent	DST Systems, Inc. 333 West 11th Street Kansas City, MO 64105	American Century Services, LLC 4500 Main Street Kansas City, MO 64111
Independent Auditor	Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700 Philadelphia, PA 19103	PricewaterhouseCoopers LLP 1100 Walnut, Suite 1300 Kansas City, MO 64106

General Information About the Special Meeting
Record Date and Mailing
The Existing Trust Board is providing this Proxy Statement and Prospectus in connection with the solicitation of proxies for the vote of shareholders at the Special Meeting. The Special Meeting is scheduled to begin at 10:00 a.m. Eastern Time, on September 15, 2017. Holders of record of the shares of the Nomura Fund at the close of business on July 17, 2017 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote for each whole share and a proportional fractional vote for each fractional share. This Proxy Statement and Prospectus, along with the Notice of Special Meeting and proxy card, is first being mailed to shareholders of record of the Nomura Fund on or about August 11, 2017.
Revocation of Proxies
Any shareholder of the Nomura Fund giving a proxy has the power to revoke it at any time prior to its exercise by submitting a written notice of revocation by mail (addressed to the Secretary of the Nomura Fund), by executing a superseding proxy or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is properly made, in favor of the Proposal.
Shareholder Approval
A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote more than one-third of the issued and outstanding shares of the Nomura Fund must be present in person or by proxy, to constitute a quorum for purposes of voting on the Proposal. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.
The Reorganization must be approved by a majority of the outstanding voting shares of the Nomura Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) more than 50% of the outstanding shares of the Nomura Fund or (ii) 67% or more of the total number of shares of the Nomura Fund present or represented by proxy at the Special Meeting, if more than 50% of the shares of the Nomura Fund are present or represented by proxy. The Nomura Fund expects that broker-dealer firms or other financial intermediaries holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Nomura Fund will include shares held of record by broker-dealers whose customers authorized it to vote such shares in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Shares as to which properly executed proxies are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on the Proposal (“broker non-votes”) will also be counted as present for the purposes of determining a quorum. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization.

In addition to voting by giving a proxy either by mail, internet or telephone or at the Special Meeting, any shareholder may attend the Special Meeting and vote in person. Any shareholder who attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. If the shares of a shareholder wishing to vote in person are held in the name of a broker, bank, or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.
Shares Outstanding on the Record Date
Only holders of record at the close of business on the Record Date are entitled to vote at the Special Meeting or any adjournment thereof. The following chart sets forth the number of shares of the Nomura Fund issued and outstanding and the number of votes entitled to vote at the close of business on the Record Date.

Share Class	Number of Shares
Class I	11,345,429.425
Security Ownership of Certain Beneficial Owners and Management of the Fund
The following table lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of the Nomura Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Nomura Fund or acknowledges the existence of such control. As a controlling shareholder, such person could control the outcome of any proposal submitted to shareholders for approval including approval of the Proposal.

Shareholder Name and Address	Share Class	Percentage of Share Class
Nomura Trust and Banking Co Ltd Tokyo, Japan	Class I	34.44%
Band & Co C/O US Bank NA Milwaukee, Wisconsin	Class I	30.56%
Master Foods Investments LLC Veghel Noord-Brabant, Netherland	Class I	12.48%
TIAA, FSB Cust/Ttee FBO: Retirement Plans Saint Louis, Missouri	Class I	10.60%
Capinco C/O US Bank NA Milwaukee, Wisconsin	Class I	7.90%
At the close of business on the Record Date, Officers and Trustees of the Existing Trust owned less than 1% of the Nomura Funds’ outstanding Class I shares.
As indicated in the table above, Nomura Trust and Bank Co Ltd., an affiliate of NCRAM and NAM USA (collectively, “Nomura”) owns a significant portion of the outstanding shares of the Nomura Fund. To address this conflict Nomura will “echo vote” or “mirror vote” its proxied shares in the same proportion as the votes of other proxy holders. This echo voting may result in a small number of shareholders determining the vote on the Proposal.

Solicitation of Proxies
AST Fund Solutions, LLC has been engaged to assist in certain project management, telephone solicitation, and Internet and telephonic voting services in addition to providing for the mailing of the proxy statement in connection with the solicitation of proxies for the Nomura Fund. The estimated cost of these services is approximately $5000, plus expenses. Such cost and expenses are to be borne by NAM USA, whether or not the Proposal is approved. In addition, representatives of the Nomura Fund and NAM USA, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.
Other Matters
The Nomura Fund is not aware of any other matters that are expected to arise at the Special Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.
The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders of the Nomura Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Existing Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Nomura Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. If the Reorganization is approved by the Nomura Fund’s shareholders, there will be no further meetings of the Nomura Fund’s shareholders.
Shareholders of the American Century Fund wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders of the American Century Fund should send their written proposals to Corporate Secretary, American Century Investments, P.O. Box 418210, Kansas City, Missouri, 64141-9210, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.
Proxy Statement Delivery
To reduce the amount of mail you receive from us, we are delivering a single copy of the Proxy Statement and Prospectus to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver this Proxy Statement and Prospectus to an investor at a shared address at which we delivered a single copy of this Proxy Statement and Prospectus. You may obtain an additional copy of this proxy statement by calling AST Fund Solutions, LLC, the proxy solicitor, toll-free at (800) 821-8784, Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

Appendix A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of ___________, 2017, (the “Agreement”) is made by and among (i) The Advisors’ Inner Circle Fund III, a duly organized statutory trust established under the laws of the State of Delaware (“Inner Circle Trust”), with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456, with respect to its portfolio, Nomura High Yield Fund (the “Reorganizing Fund”), (ii) American Century Investment Trust, a Massachusetts business trust (the “American Century Trust”), with its principal place of business located at 4500 Main Street, Kansas City, Missouri 64111-0141, on behalf of its newly-organized American Century High Income Fund (the “Surviving Fund”), (iii) solely for the purposes of Sections 4, 10 and 11(a), Nomura Asset Management U.S.A. Inc., (“Nomura”) with its principal place of business located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019 and (iv) solely for the purposes of Sections 5, 10 and 11(b), American Century Investment Management Inc., (“American Century”) with its principal place of business located at 4500 Main Street, Kansas City, Missouri 64111-0141. Other than the Reorganizing Fund and Surviving Fund, no other series of the Inner Circle Trust or American Century Trust are parties to this Agreement.
RECITALS
WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all of the assets of the Reorganizing Fund and the assumption of all of the liabilities of the Reorganizing Fund, whether accrued, contingent, known or otherwise (“Liabilities”), in exchange for the full and fractional Y Class shares of beneficial interest, no par value per share, of the Surviving Fund (“Surviving Fund Shares”), and (ii) the distribution of the Surviving Fund Shares to the holders of the Class I Shares of the Reorganizing Fund, which are full and fractional shares of beneficial interest of the Reorganizing Fund (the “Reorganizing Fund Shares”), and the liquidation of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement;
WHEREAS, each of the Reorganizing Fund and the Surviving Fund is a separate series of the Inner Circle Trust and the American Century Trust, respectively, and the Inner Circle Trust and the American Century Trust are open-end, registered management investment companies and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Surviving Fund and the Reorganizing Fund, respectively, are authorized to issue their shares of beneficial interest; and
WHEREAS, the Board of Trustees of the Inner Circle Trust and the Board of Trustees of the American Century Trust have determined that it is in the best interests of the Inner Circle Trust and the American Century Trust, respectively, that the transactions contemplated herein be consummated.

AGREEMENT
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1.Plan of Exchange.
(a)The Reorganizing Fund shall assign, transfer and convey its assets, including all securities, cash, commodities, interests in futures and dividends or interest receivable, owned by the Reorganizing Fund and any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date (as hereinafter defined below) (subject to the Liabilities of the Reorganizing Fund which shall be assumed by the Surviving Fund), to the Surviving Fund; and
(b)The Surviving Fund shall acquire all of the assets of the Reorganizing Fund (subject as aforesaid to the Liabilities of the Reorganizing Fund) in exchange for the Surviving Fund Shares to be issued by the American Century Trust having an aggregate net asset value equal to the total net assets of the Reorganizing Fund.
(c)The value of the assets of the Reorganizing Fund and the net asset value per share of the Surviving Fund Shares shall be computed as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on the business day prior to the Closing Date (as hereinafter defined) (such time and date being hereinafter called the “Valuation Time”) in accordance with the procedures for determining the value of the Surviving Fund's assets set forth in the Surviving Fund’s organizational documents and the then-current prospectus and statement of additional information for the Surviving Fund that forms a part of the Surviving Fund's Registration Statement on Form N-1A as amended and adopted by the Surviving Fund (the “Registration Statement”). All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Reorganizing Fund and the Surviving Fund.
(d)The Surviving Fund will not issue certificates representing Surviving Fund Shares in connection with the Reorganization. In lieu of delivering certificates for the Surviving Fund Shares, the American Century Trust shall credit the Surviving Fund Shares to the Reorganizing Fund's account on the share record books of the American Century Trust and shall deliver a confirmation thereof to the Reorganizing Fund.  The American Century Trust shall then deliver written instructions to the American Century Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Surviving Fund. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent.
(e)When the Surviving Fund Shares are distributed pursuant to Sections 1(a)-(d), all outstanding Reorganizing Fund Shares, including any represented by certificates, shall be canceled on the Reorganizing Fund's share transfer books.  No redemption or repurchase of Surviving Fund Shares credited to a shareholder's account in respect of Reorganizing Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the American Century Trust for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to the American Century Trust or its transfer agent have been executed and delivered thereto.
(f)Delivery of the assets of the Reorganizing Fund to be transferred shall be made on the Closing Date (as hereinafter defined). Assets transferred shall be delivered to State Street Bank and Trust Company, the American Century Trust's custodian (the “Custodian”), for the account of the American Century Trust and the Surviving Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the American Century Trust and the Surviving Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the American Century Trust and the Surviving Fund. If the Reorganizing Fund is unable to make such delivery as of the Closing Date (as hereinafter defined) in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date (as hereinafter defined) have not yet been delivered to the Reorganizing Fund or its broker, then the Surviving Fund will waive the delivery requirements of this paragraph with respect to said undelivered securities and other assets if the Reorganizing Fund has, by or on the Closing Date (as hereinafter defined), delivered to the Surviving Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be reasonably required by the Surviving Fund or the Custodian, such as brokers’ confirmation slips.
(g)The Reorganizing Fund will pay or cause to be paid to the American Century Trust any interest received on or after the Closing Date with respect to assets transferred from the Reorganizing Fund to the Surviving Fund hereunder and any distributions, rights or other assets received by the Reorganizing Fund after the Closing Date as distributions on or with respect to the securities transferred from the Reorganizing Fund to the Surviving Fund hereunder. All such assets shall be deemed included in assets transferred to the Surviving Fund on the Closing Date and shall not be separately valued.
(h)The transactions contemplated by this Agreement shall be consummated (the “Closing”) on the Closing Date. The “Closing Date” shall be October 2, 2017, or such later date as may be mutually agreed upon by the parties. All acts taking place in connection with the Closing shall be deemed to take place at 9:00 a.m., Eastern Time, on the Closing Date unless otherwise provided herein. The Closing shall be held at the offices of the American Century Trust, 4500 Main Street, Kansas City, Missouri 64111, or at such other time and/or place as may be mutually agreed upon by the parties. The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.
(i)On or as soon as practicable after the Closing Date:
(i)The Reorganizing Fund shall distribute in complete liquidation of the Reorganizing Fund all of the Surviving Fund Shares received by the Reorganizing Fund among the shareholders of the Reorganizing Fund Shares determined as of the Valuation Time (the “Reorganizing Fund Shareholders”) in proportion to the number of Reorganizing Fund Shares that each such Reorganizing Fund Shareholder holds in the Reorganizing Fund; and
(ii)The Reorganizing Fund shall take all other steps necessary to effect its dissolution and termination.
The Reorganizing Fund shall be terminated promptly following the Closing Date and the making of all distributions as contemplated in this Section 1. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.

(j)Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Surviving Fund Shares on the books of the American Century Trust and Surviving Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
(k)Any reporting responsibility of the Inner Circle Trust or the Reorganizing Fund is and shall remain the responsibility of the Inner Circle Trust or the Reorganizing Fund, except as otherwise is mutually agreed by the parties.
(l)The Inner Circle Trust and the Reorganizing Fund have provided the American Century Trust and the Surviving Fund with the Reorganizing Fund’s most recent audited financial statements, which contain a list of all of the Reorganizing Fund’s assets and liabilities as of the date of such statements. The Inner Circle Trust, on behalf of the Reorganizing Fund, hereby represents that as of the date of the execution of this Agreement, there have been no changes in the Reorganizing Fund’s financial position as reflected in such financial statements other than those occurring in the ordinary course in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
(m)All books and records of the Reorganizing Fund, including all books and records required by the Investment Company Act of 1940 and the rules and regulations thereunder (the “1940 Act”), shall be available to the American Century Trust and Surviving Fund from and after the Closing Date and shall be turned over to the American Century Trust and Surviving Fund on or as soon as practicable following the Closing Date.
(n)In the event that on the scheduled Valuation Time, either (i) the NYSE or another primary exchange on which the portfolio securities of the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted, or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Reorganizing Fund is impracticable, the Valuation Time shall be postponed until the next Friday (which is a business day and which is not the last Friday of the month) when trading is fully resumed and reporting is restored.
(o)In the event that on the scheduled Valuation Time the net asset value per share of the Reorganizing Fund determined in accordance with Section 1(c) hereof is less than the value of such net asset value per share determined using the valuation procedures established by the Inner Circle Trust’s Board of Trustees for determining the Reorganizing Fund’s net asset value by $0.01 or more (referred to herein as the “Valuation Threshold”), the Valuation Time will be postponed until the first business day (unless otherwise agreed to by the parties) when the Valuation Threshold is not exceeded. The requirements in this Section 1(o) may be waived upon the mutual written consent of the American Century Trust, on behalf of the Surviving Fund, and the Inner Circle Trust, on behalf of the Reorganizing Fund
(p)Shareholders of the Reorganizing Fund as of the Valuation Time shall not be subject to any front-end or contingent deferred sales load of the Surviving Fund on shares received on the Closing Date or on future purchases of the same class of shares of the Surviving Fund as those received on the Closing Date.

2.The Inner Circle Trust’s Representations and Warranties. The Inner Circle Trust, on behalf of the Reorganizing Fund, represents and warrants to and agrees with the American Century Trust on behalf of the Surviving Fund as follows:
(a)The Inner Circle Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware; the Reorganizing Fund is a duly organized portfolio of the Inner Circle Trust; and each of the Inner Circle Trust and Reorganizing Fund has the power to own all of its properties and assets and, subject to the approval of the Reorganizing Fund Shareholders as contemplated hereby, to carry out this Agreement.
(b)This Agreement has been duly authorized (other than with respect to the shareholder approval required by Section 9(b) hereof), executed and delivered by the Inner Circle Trust, on behalf of the Reorganizing Fund. Subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement is valid and binding on the Inner Circle Trust, on behalf of the Reorganizing Fund, enforceable against the Inner Circle Trust, on behalf of the Reorganizing Fund, in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.
(c)The Inner Circle Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Inner Circle Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Reorganizing Fund.
(d)The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, and the rules and regulations thereunder (the “1933 Act”), and the 1940 Act, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which there were made, not misleading.
(e)Neither the Inner Circle Trust nor the Reorganizing Fund is in, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement (subject to Reorganizing Fund Shareholder approval) does not constitute and will not result in a, violation of any provision of the Inner Circle Trust’s Declaration of Trust or By-Laws that would result in a material adverse effect on the ability of the Inner Circle Trust or Reorganizing Fund to consummate the transactions contemplated hereunder or any material agreement, indenture, instrument, contract, lease or other undertaking or arrangement to which the Inner Circle Trust or the Reorganizing Fund is a party or by which the Inner Circle Trust or the Reorganizing Fund is bound.
(f)Except as otherwise disclosed in writing to the American Century Trust, no litigation, administrative proceeding, investigation or other proceeding of or before any court or governmental body is presently pending or, to the Inner Circle Trust’s or Reorganizing Fund’s knowledge, threatened against the Reorganizing Fund, or any of the Reorganizing Fund’s properties or assets. The Inner Circle Trust or Reorganizing Fund know of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Inner Circle Trust’s or the Reorganizing Fund’s business or the Inner Circle Trust’s or the Reorganizing Fund’s ability to consummate the transactions contemplated herein.
(g)Except as shown on the audited financial statements of the Reorganizing Fund dated September 30, 2016, and as incurred in the ordinary course of the Reorganizing Fund's business since then, the Reorganizing Fund has no known liabilities of a material amount, contingent or otherwise. The audited financial statements of the Reorganizing Fund as of September 30, 2016, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States, and such statements (copies of which have been furnished to the American Century Trust and the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
(h)The unaudited financial statements of the Reorganizing Fund as of March 31, 2017, and for the six months then ended (copies of which have been furnished to the American Century Trust and the Surviving Fund), have been prepared in accordance with generally acceptable accounting principles, and  fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
(i)Since the date of the audited financial statements referred to in Section 2(g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund.  For the purposes of this paragraph, a decline in net asset value due to declines in market values of securities and other assets held by the Reorganizing Fund or the discharge of the Reorganizing Fund’s ordinary course liabilities shall not constitute a material adverse change.
(j)On the Closing Date, the Reorganizing Fund will have full right, power and authority to sell, assign, transfer and deliver the Reorganizing Fund's assets to be transferred by it hereunder.
(k)At the Closing Date, all Federal and other tax returns and reports of the Reorganizing Fund required by law then to be filed shall have been filed, and all Federal and other taxes shall have been paid so far as due or provision shall have been made for the payment thereof, and to the best of the Reorganizing Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
(l)As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the net asset value of the Reorganizing Fund or the net asset value per share during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
(m)The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing

Fund’s Board of Trustees and committees of the Reorganizing Fund’s Board of Trustees. The transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the shares of the Reorganizing Fund.
(n)The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of the 1940 Act.
(o)All issued and outstanding shares of the Reorganizing Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding shares of the Reorganizing Fund will, at the time of the Valuation Time, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
(p)At the Valuation Time, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to Section 1, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware or The Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act; provided that, if disclosed in writing to the Surviving Fund, the Surviving Fund will acquire any Reorganizing Fund assets that are segregated as collateral for the Reorganizing Fund’s derivative positions, if any, including without limitation, subject to such segregation and liens that apply to such assets.
(q)The information to be furnished by the Inner Circle Trust or the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(r)Any written information furnished by the Inner Circle Trust or the Reorganizing Fund for use in the proxy/registration statement to be filed in connection with the transactions contemplated herein (“Registration Statement”), or any other materials provided in connection with the transactions contemplated herein, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(s)The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code through the Closing Date.

(t)No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Inner Circle Trust, on behalf of the Reorganizing Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Reorganizing Fund Shareholders in accordance with applicable law.
(u)The Inner Circle Trust, on behalf of the Reorganizing Fund, has no material contracts, agreements, or other commitments that, to the Inner Circle Trust’s knowledge, will be terminated with liability to it before the Closing Date, other than liabilities, if any, to be discharged on or prior to the Closing Date.
3.The American Century Trust's Representations and Warranties. The American Century Trust, on behalf of the Surviving Fund, represents and warrants to and agrees with the Inner Circle Trust, on behalf of the Reorganizing Fund, as follows:
(a)The American Century Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts; the Surviving Fund is a duly organized portfolio of the American Century Trust; and each of the American Century Trust and Surviving Fund has the power to carry on its business as it is now being conducted and to carry out this Agreement.
(b)This Agreement has been duly authorized, executed and delivered by the American Century Trust on behalf of the Surviving Fund and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, is valid and binding on the American Century Trust on behalf of the Surviving Fund, enforceable against the American Century Trust on behalf of the Surviving Fund in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.
(c)The American Century Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The American Century Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Surviving Fund.
(d)The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, as applied to a newly created portfolio of a series management investment company, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which there were made, not misleading.
(e)Neither the American Century Trust nor the Surviving Fund is in, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement does not constitute and will not result in a, violation of any provision of the American Century Trust’s Declaration of Trust or By-Laws that would result in a material adverse effect on the ability of the American Century Trust or Surviving Fund to consummate the transactions contemplated hereunder or any material agreement, indenture, instrument, contract, lease or other undertaking or arrangement to which the American Century Trust or the Surviving Fund is a party or by which the American Century Trust or the Surviving Fund is bound.
(f)The Surviving Fund is, and will be at the time of Closing, a new series portfolio of the American Century Trust, without assets (other than nominal seed capital contributed by the initial shareholder of the Surviving Fund in accordance with Section 14(a) of the 1940 Act) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Reorganizing Fund in connection with the Reorganization and, accordingly, the Surviving Fund does not have any liabilities, contingent or otherwise, and there is no litigation, investigations, or legal, administrative or other proceedings, pending or, to the American Century Trust’s or the Surviving Fund’s knowledge, threatened against the Surviving Fund. The American Century Trust or Surviving Fund know of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the American Century Trust’s or Surviving Fund’s business or the American Century Trust’s or Surviving Fund’s ability to consummate the transactions contemplated herein. Other than organizational activities, the Surviving Fund has not engaged in any business activities, commenced operations, or issued any shares except those issued in a private placement to the initial shareholder of the Surviving Fund.
(g)At the Closing Date, the Surviving Fund Shares to be issued to the Reorganizing Fund (the only Surviving Fund Shares to be outstanding as of the Closing Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the American Century Trust. No American Century Trust or Surviving Reorganizing Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.
(h)The information to be furnished by the American Century Trust or the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(i)Any written information furnished by the American Century Trust or the Surviving Fund for use in the Registration Statement, or any other materials provided in connection with the transactions contemplated herein, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(j)The Surviving Fund intends to qualify and elect to be treated as a RIC under the Code, the Surviving Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Surviving Fund to fail to be qualified as a RIC from and after the Closing.
(k)No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the American Century Trust, on behalf of the Surviving Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Reorganizing Fund Shareholders in accordance with applicable law.
4.Nomura’s Representations and Warranties.
(a)Nomura is a corporation duly formed, validly existing and in good standing under the laws of the State of New York and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Nomura has all necessary federal, state and local authorizations to carry on its business as now being conducted.
(b)This Agreement has been duly authorized, executed and delivered by Nomura and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, is valid and binding on Nomura, enforceable against Nomura in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.
(c)Any written information furnished by Nomura for use in the Registration Statement, or any other materials provided in connection with the transactions contemplated herein, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(d)The due diligence materials made available to the Reorganizing Fund, its Board of Trustees and its legal counsel in response to the letter from Morgan, Lewis & Bockius LLP to Nomura and Nomura Corporate Research and Asset Management Inc. (“NCRAM”) dated March 23, 2017 by Nomura and NCRAM are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of Nomura and NCRAM and NCRAM’s proposed services to the Surviving Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.
5.American Century’s Representations and Warranties.
(a)American Century is a corporation duly formed, validly existing and in good standing under the laws of State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. American Century has all necessary federal, state and local authorizations to carry on its business as now being conducted.
(b)This Agreement has been duly authorized, executed and delivered by American Century and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, is valid and binding on American Century, enforceable against American Century in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.
(c)Any written information furnished by American Century for use in the Registration Statement, or any other materials provided in connection with the transactions contemplated herein, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(d)The due diligence materials made available to the Reorganizing Fund, its Board of Trustees and its legal counsel in response to the letter from Morgan, Lewis & Bockius LLP to American Century dated March 29, 2017 by American Century are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of American Century and its proposed services to the Surviving Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.
6.Certain Covenants.
(a)The Reorganizing Fund will, and the Inner Circle Trust will cause the Reorganizing Fund to, operate the Reorganizing Fund’s business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio investments, customary dividends and shareholder purchases and redemptions.
(b)The Inner Circle Trust will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
(c)The Inner Circle Trust, on behalf of the Reorganizing Fund, covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the reorganization transactions contemplated by, and in accordance with the terms of, this Agreement.
(d)The Inner Circle Trust and Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.
(e)Subject to the provisions of this Agreement, the American Century Trust, on behalf of the Surviving Fund, and the Inner Circle Trust, on behalf of the Reorganizing Fund, will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
(f)The American Century Trust will prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) the Registration Statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund. The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14, for inclusion therein, in connection with the meeting of the Reorganizing Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
(g)The Inner Circle Trust and the American Century Trust will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Surviving Fund’s valuation procedures, as provided in Section 1(c) of this Agreement, will result in material differences in the prices of the portfolio securities of the Reorganizing Fund as compared to the prices of the same portfolio securities determined using the Reorganizing Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Valuation Time and again within one week of the Valuation Time on mutually agreeable dates.
(h)The American Century Trust covenants that it will not make any material changes to the Surviving Fund’s valuation procedures that affects the pricing of securities principally held by the Reorganizing Fund prior to the Closing Date without providing the Inner Circle Trust with written notice of such changes at least ten days prior to the effective date of such changes.
7.The American Century Trust's Conditions Precedent. The obligations of the American Century Trust hereunder shall be subject, at its election, to the following conditions:
(a)The Reorganizing Fund shall have furnished to the American Century Trust a statement of the Reorganizing Fund's assets, including a list of securities owned by the Reorganizing Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Time.
(b)As of the Closing Date, all representations and warranties of the Inner Circle Trust, on behalf of the Reorganizing Fund, made in this Agreement shall be true and correct as if made at and as of such date, and each of the Inner Circle Trust and the Reorganizing Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.
(c)The Inner Circle Trust and the Reorganizing Fund also shall have delivered (or caused to be delivered) to the Surviving Fund, as required by the Surviving Fund or its counsel, the following documents in the name of the Reorganizing Fund by the Inner Circle Trust or by its officers, counsel or service providers (as applicable): A bill of sale and assignment, treasurer’s certificate, chief financial officer certificate, statements of earnings and profits, statements of assets and liabilities, transfer agency certificates, custodian certificates, secretary’s or assistant secretary’s certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, an opinion of counsel to the Reorganizing Fund addressed to the American Century Trust and Surviving Fund in form and substance reasonably acceptable to the Surviving Fund (covering such matters as may be reasonably requested by the Surviving Fund and its counsel), tax representation certificates, and any other opinion, certificate or document mutually agreed as necessary or appropriate to consummate the reorganization and exchange transactions under this Agreement.
(d)The Reorganizing Fund shall have furnished to the American Century Trust a certificate signed by the Treasurer of the Reorganizing Fund certifying that the net assets of the Reorganizing Fund as of the Valuation Time are at least $95,000,000.
8.The Inner Circle Trust’s Conditions Precedent. The obligations of the Inner Circle Trust hereunder with respect to the Reorganizing Fund shall be subject, at its election, to the following conditions:
(a)As of the Closing Date all representations and warranties of the American Century Trust, on behalf of the Surviving Fund, made in this Agreement shall be true and correct as if made at and as of such date, and that each of the American Century Trust and the Surviving Fund shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(b)The American Century Trust and Surviving Fund also shall have delivered (or caused to be delivered) to the Reorganizing Fund, as required by the Reorganizing Fund or its counsel, the following documents in the name of the Surviving Fund by the American Century Trust or by its officers, counsel or service providers (as applicable):  secretary’s or assistant secretary’s certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgments of transfer or certificates, an opinion of counsel to the Surviving Fund addressed to the Inner Circle Trust and Reorganizing Fund in form and substance reasonably acceptable to the Reorganizing Fund (covering such matters as may be reasonably requested by the Reorganizing Fund and its counsel), and any other opinion, certificate or document mutually agreed as necessary or appropriate to consummate the reorganization and exchange transactions under this Agreement.
9.The American Century Trust's and the Inner Circle Trust’s Conditions Precedent. The obligations of both the American Century Trust and the Inner Circle Trust hereunder shall be subject to the following conditions:
(a)The post-effective amendment to the American Century Trust's Registration Statement on Form N-1A relating to the Surviving Fund under the 1933 Act, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the American Century Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.
(b)This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the Reorganizing Fund Shareholders in accordance with applicable law and the provisions of the Inner Circle Trust’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Inner Circle Trust, on behalf of the Reorganizing Fund, nor the American Century Trust, on behalf of Surviving Fund, may waive the conditions set forth in Sections 9(a) and (b).
(c)On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
(d)The Registration Statement on Form N-14 shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
(e)All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
(f)If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
(g)American Century Trust and the Inner Circle Trust shall have received an opinion of Perkins Coie LLP, counsel to the Surviving Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:
(i)The Reorganization constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code and the Reorganizing Fund and the Surviving Fund will each be a “party to a reorganization” within the meaning of Section 368(b);
(ii)No gain or loss will be recognized by the Surviving Fund upon the receipt of all of the assets and assumption of the liabilities of the Reorganizing Fund solely in exchange for Surviving Fund Shares;
(iii)No gain or loss will be recognized by the Reorganizing Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Surviving Fund solely in exchange for the Surviving Fund Shares;
(iv) No gain or loss will be recognized by the Reorganizing Fund upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares, except for any gain or loss that may be required to be recognized solely as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;
(v)No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares solely for Surviving Fund Shares (including fractional shares);
(vi)The aggregate tax basis of the Surviving Fund Shares (including fractional shares) received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares (including fractional shares) received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization;
(vii)The tax basis of the assets of the Reorganizing Fund acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization, except for any assets which are required to be marked to market for U.S. federal income tax purposes as a result of the Reorganization or on which gain was recognized upon the transfer to the Surviving Fund. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Inner Circle Trust on behalf of the Reorganizing Fund; and

(viii)The taxable year of the Reorganizing Fund will not end as a result of the Reorganization, and the Surviving Fund will succeed to and take into account the applicable items of the Reorganizing Fund described in Code Section 381(c), subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.
Such opinion shall be based on customary assumptions and such representations as Perkins Coie LLP may reasonably request, and each of the American Century Trust, the Surviving Fund, the Inner Circle Trust and the Reorganizing Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the American Century Trust, the Surviving Fund, the Inner Circle Trust nor the Reorganizing Fund may waive the condition set forth in this paragraph 9(g).
10.Expenses. Nomura and American Century will bear all expenses incurred by the Inner Circle Trust, the Reorganizing Fund, the American Century Trust, and the Surviving Fund in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, neither the Reorganizing Fund nor the Surviving Fund will bear any expenses relating to the transactions contemplated herein.
11.Indemnification.
(a)Nomura agrees to indemnify and hold harmless the Inner Circle Trust and each of the Inner Circle Trust’s officers and trustees and the Reorganizing Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Inner Circle Trust or any of its trustees or officers or the Reorganizing Fund may become subject, insofar as such loss, claim, damage, liability or expense (or action with respect thereto) arises out of or is based on any material breach by Nomura of any of its representations and warranties set forth in Section 4 this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
(b)American Century agrees to indemnify and hold harmless the Inner Circle Trust and each of the Inner Circle Trust’s officers and trustees and the Reorganizing Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Inner Circle Trust or any of its trustees or officers or the Surviving Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by American Century of any of its representations and warranties set forth in Section 5 this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
12.Termination of Agreement.
(a)This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Inner Circle Trust or the Board of Trustees of the American Century Trust at any time prior to the Closing Date (and notwithstanding any vote of the Reorganizing Fund Shareholders) if circumstances should develop that, in the opinion of either the Board of Trustees of the Inner Circle Trust or the Board of Trustees of the American Century Trust, make proceeding with this Agreement inadvisable.
(b)In addition, either the American Century Trust or the Inner Circle Trust may at its option terminate this Agreement at or before the Valuation Time due to:

(i)a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
(ii)a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
(iii)a determination by a party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the Inner Circle Trust or the American Century Trust, respectively, and notice given to the other party hereto.
If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 12, this Agreement shall become void and have no effect, without any liability for damages (in the absence of willful default) on the part of any party hereto or the Trustees, officers or shareholders of the American Century Trust or the Trustees, officers or shareholders of Inner Circle Trust in respect of this Agreement.
13.Waiver and Amendments. At any time prior to the Closing Date, any of the conditions set forth in Section 7 may be waived by the Board of the American Century Trust, and any of the conditions set forth in Section 8 may be waived by the Board of the Inner Circle Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Reorganizing Fund Shareholders or the shareholders of the Surviving Fund, as the case may be. Any time prior to the Closing Date, unless provided otherwise in Section 9, any of the conditions in Section 9 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Reorganizing Fund Shareholders or the shareholders of the Surviving Fund. In addition, prior to the Closing Date, any provision of this Agreement may be amended or modified by the Boards of the Inner Circle Trust and the American Century Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the Reorganizing Fund Shareholders and the shareholders of the Surviving Fund.
14.No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby except that covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
15.Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Missouri, without giving effect to principles of conflict of laws.
16.Capacity of Trustees, Etc.
(a)The names “American Century Investment Trust” and “Board of Trustees of the American Century Investment Trust” refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the American Century Investment Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of the American Century Trust. The obligations of the American Century Trust entered into in the name or on behalf of the Surviving Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the American Century Trust personally, but bind only the Surviving Fund's trust property, and all persons dealing with any portfolio of shares of the American Century Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the American Century Trust.
(b)Both parties specifically acknowledge and agree that any liability of the American Century Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Surviving Fund and that no other portfolio of the American Century Trust shall be liable with respect thereto. Both parties specifically acknowledge and agree that any liability of the Inner Circle Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Reorganizing Fund and that no other portfolio of the Inner Circle Trust shall be liable with respect thereto.
17.Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: the Inner Circle Trust or the Reorganizing Fund at The Advisors’ Inner Circle Fund III, c/o SEI Corporation, One Freedom Valley Drive, Oaks, PA 19456, Attention: Legal Department; the American Century Trust or the Surviving Fund at 4500 Main Street, Kansas City, Missouri 64111-0141 Attention: David H. Reinmiller, Esq with a copy to Perkins Coie LLP, 700 13th Street Suite 600, Washington DC 20005-3960 Attention Todd P. Zerega, Esq; or Nomura at Worldwide Plaza- 309 West 49th Street, New York NY 10019, Attention General Counsel and Chief Operating Officer.
18.Miscellaneous.
(a)The American Century Trust, on behalf of the Surviving Fund, and the Inner Circle Trust, on behalf of the Reorganizing Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
(b)This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section 18(b), no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
(c)The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(d)This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
(e)If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.
(f)A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

THE ADVISORS’ INNER CIRCLE FUND III,
on behalf of its portfolio, Nomura High Yield Fund

By:
Title:

AMERICAN CENTURY INVESTMENT TRUST,
on behalf of American Century High Income Fund

By:
Title:

NOMURA ASSET MANAGEMENT U.S.A. INC.,
solely for the purposes of Sections 4, 10 and 11(a) hereof

By:
Title:

AMERICAN CENTURY INVESTMENT MANAGEMENT INC.
solely for the purposes of Sections 5, 10 and 11(b) hereof

By:                    Title:

Appendix B
Comparison of Fund Policies

Fundamental Policies

Subject	Nomura Fund	American Century Fund
Investment Objective	The fund may not change its investment objective without shareholder approval.	The investment objective is a nonfundamental policy that may be changed by the Board of Trustees upon 60 days’ notice to shareholders.
Senior Securities	The fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The fund may not issue senior securities except as permitted under the Investment Company Act.
Borrowing	The fund may not borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The fund may not borrow money, except that the fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
The fund may not make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the fund’s investment objective and policies may be deemed to be loans.

The fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Subject	Nomura Fund	American Century Fund
Concentration
The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting
The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities	The fund may not purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments.
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	No similar policy.	The fund may not invest for purposes of exercising control over management.

Nonfundamental Policies

Subject	Nomura Fund	American Century Fund
Senior Securities
The fund may not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
The fund does not have a nonfundamental policy on senior securities. See the Fundamental Policy above.
Borrowing
The fund may not borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes, and (ii) by engaging in reverse repurchase agreements or other investments or transactions described in the fund’s registration statement which may be deemed to be borrowings.
The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Futures and Options	The fund does not have a nonfundamental policy on futures and options.
The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged transactions if it would be possible for the fund to lose more than the notional value of the investment.

Subject	Nomura Fund	American Century Fund
Illiquid Securities
The fund may not purchase illiquid securities (including repurchase agreements of more than seven days' duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the fund’s net assets.

The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (5% of its total assets for a money market fund) would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales	See policy on Senior Securities above.
The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin	See policy on Senior Securities above.
The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Lending	The fund may not lend portfolio securities.	The fund does not have a nonfundamental policy on lending
Reverse Repurchase Agreements and Dollar Rolls	The fund may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.	The fund does not have a nonfundamental policy on reverse repurchase agreements and dollar rolls.

Subject	Nomura Fund	American Century Fund
80% Policy
The fund may not invest less than 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds that are rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined to be of comparable quality by NCRAM.
The fund does not have an 80% policy.

Appendix C

Nomura Fund Financial Highlights

The table that follows presents performance information about the Nomura Fund. This information is intended to help you understand the Nomura Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Nomura Fund (assuming reinvestment of all dividends and distributions). The information for the years ended September 30, 2016 and 2015 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Nomura Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2016 Annual Report of the Nomura Fund, which is available upon request by calling the Nomura Fund at 1-866-777-7818.
The financial information shown below for the semi-annual reporting period ended March 31, 2017 is unaudited. The financial information shown below includes that of the Class I shares of the Predecessor Fund for the periods prior to the Prior Reorganization. The Predecessor Fund is the accounting survivor of the Prior Reorganization. Information for the fiscal year ended September 30, 2014, and the fiscal period ended September 30, 2013 was audited by a different independent registered public accounting firm.

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period
	Class I Shares
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015(1)	Year Ended September 30, 2014(1)	Period Ended September 30, 2013(1)(2)
Net Asset Value, Beginning of Period	$9.42	$8.95	$10.24	$10.23	$10.00
Income from Operations:
Net Investment Income(3)	0.27	0.58	0.65	0.65	0.51
Net Realized and Unrealized Gain/(Loss) on Investments	0.21	0.46	(1.11)	0.20	0.22
Total from Operations	0.48	1.04	(0.46)	0.85	0.73
Redemption Fees(3)(4)	-	-	-	-	-
Dividends and Distributions from:
Net Investment Income	(0.27)	(0.57)^	(0.65)	(0.70)	(0.50)
Net Realized Gains	-	-	(0.18)	(0.14)	-
Total Dividends and Distributions	(0.27)	(0.57)	(0.83)	(0.84)	(0.50)
Net Asset Value, End of Period	$9.63	$9.42	$8.95	$10.24	$10.23
Total Return †	5.14%	12.15%	(4.79)%	8.50%	7.39%

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period
	Class I Shares
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015(1)	Year Ended September 30, 2014(1)	Period Ended September 30, 2013(1)(2)
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$106,051	$94,197	$34,075	$50,820	$48,030
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.58%*	0.61%	0.71%	0.85%	0.85%*
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	0.94%*	1.49%	2.95%	2.60%	2.60%*
Ratio of Net Investment Income to Average Net Assets	5.72%*	6.37%	6.62%	6.24%	6.71%*
Portfolio Turnover Rate	51%**	116%	106%	114%	148%**

(1)
On December 8, 2014, the High Yield Fund, a series of Nomura Partners Funds, Inc. (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund III Nomura High Yield Fund. Class A, Class C and Class I shares of the Predecessor Fund were exchanged on a tax-free basis for Class I shares of The Advisors’ Inner Circle Fund III Nomura High Yield Fund. Information presented prior to December 8, 2014 is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(2)	The Predecessor Fund commenced operations on December 27, 2012.
(3)	Per share data calculated using average shares method.
(4)	Value is less than $0.01 per share.
†
Total return is for the period indicated and has not been annualized. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

^	Includes a return of capital of less than $0.01 per share.
*	Annualized
**	Not Annualized

STATEMENT OF ADDITIONAL INFORMATION

August 4, 2017

Reorganization of

NOMURA HIGH YIELD FUND
A Series of The Advisors’ Inner Circle Fund III
One Freedom Valley Drive
Oaks, Pennsylvania 19456
Telephone No.: 1-800-932-7781

In exchange for shares of

HIGH INCOME FUND
A Series of American Century Investment Trust
4500 Main Street
Kansas City, Missouri 64111
Telephone No.: 1-800-345-2021

This Statement of Additional Information dated August 4, 2017 is not a prospectus. A Proxy Statement and Prospectus dated August 4, 2017, related to the above-referenced matters may be obtained by calling AST Fund Solutions, LLC, toll-free at (800) 821-8784, Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time. This Statement of Additional Information should be read in conjunction with such Proxy Statement and Prospectus.
TABLE OF CONTENTS

1.	The Statement of Additional Information for Nomura High Yield Fund, dated January 28, 2017;

2.	The Statement of Additional Information for High Income Fund, dated August 2, 2017;

3.	Audited Financial Statements of Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III, dated September 30, 2016.

4.	Unaudited Financial Statements of Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III, dated March 31, 2017.

5.	Pro forma financial information.
INFORMATION INCORPORATED BY REFERENCE

1.
The Statement of Additional Information for Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III, dated January 28, 2017, is incorporated by reference to The Advisors’ Inner Circle Fund III Post-

Effective Amendment No. 85 to its Registration Statement on Form N-1A (File No. 333-192858) which was filed with the Securities and Exchange Commission on January 27, 2017.

2.
The Statement of Additional Information for High Income Fund, a series of American Century Investment Trust, dated August 2, 2017, is incorporated by reference to American Century Investment Trust Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A (File No. 033-65170) which was filed with the Securities and Exchange Commission on August 1, 2017.

3.
Audited Financial Statements of Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III, dated September 30, 2016, are incorporated by reference to the fund’s Annual Report to shareholders, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on December 7, 2016.

4.
Unaudited Financial Statements of Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III, dated March 31, 2017, are incorporated by reference to the fund’s Semi-Annual Report to shareholders, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on June 5, 2017.

5.
Pro forma financial information has not been prepared for the Reorganization because the High Income Fund is a newly organized “shell” series of American Century Investment Trust with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of the Nomura High Yield Fund. The Nomura High Yield Fund will be accounting survivor of the Reorganization.

References to the above-listed documents include any supplements to such documents in effect as of the date of the related Proxy Statement and Prospectus.